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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                Date of Report (Date of earliest event reported)
                                  June 1, 2007

           MERRILL LYNCH ALTERNATIVE NOTE ASSET TRUST, SERIES 2007-A1
                                (Issuing Entity)

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
              (Exact Name of Depositor as Specified in its Charter)

                      MERRILL LYNCH MORTGAGE LENDING, INC.
               (Exact Name of Sponsor as Specified in its Charter)

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                 (Exact name of registrant specified in Charter)

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
    Delaware                     333-140436                       13-3416059
(State or other                  (Commission                    (IRS Employer
jurisdiction of                 File Number)                 Identification No.)
 incorporation)
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
              250 Vesey Street
     4 World Financial Center 28th Floor
             New York, New York                                     10080
  (Address of principal executive offices)                         Zip Code
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           REGISTRANT'S TELEPHONE, INCLUDING AREA CODE: (212) 449-0357

                                    No Change
         (Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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     ITEM 6.02. Change of Servicer.

     This Current Report on Form 8-K is being filed to disclose a transfer of servicing on June 1, 2007 to Wells Fargo Bank, N.A. ("WFB") of approximately 1.02% of the mortgage loans in the trust fund that are currently serviced by Wilshire Credit Corporation and 6.69% of the mortgage loans in the trust fund that are currently serviced by PHH Mortgage Corporation (collectively, the "Mortgage Loans").

     As of June 1, 2007, such Mortgage Loans are serviced by WFB pursuant to the Assignment, Assumption and Recognition Agreement, dated as of June 1, 2007, among Merrill Lynch Mortgage Lending, Inc., as assignor, Merrill Lynch Mortgage Investors, Inc., as assignee, and WFB, as company. The servicing transfer is further described in the Prospectus, dated September 8, 2006, as supplemented by the Prospectus Supplement, dated February 7, 2007.

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ITEM 9.01. Financial Statements and Exhibits.

     (a)  Not applicable.

     (b)  Not applicable.

     (c)  Not applicable.

     (d)  Exhibits:

          99.1 Assignment, Assumption and Recognition Agreement, dated as of June 1, 2007, among Merrill Lynch Mortgage Lending, Inc., as assignor, Merrill Lynch Mortgage Investors, Inc., as assignee, and WFB, as company.

          99.2 Seller's Warranties and Servicing Agreement, dated as of November 1, 2006, between Merrill Lynch Bank, USA, as purchaser, and Wells Fargo Bank, N.A., as company.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        MERRILL LYNCH MORTGAGE INVESTORS, INC.


                                        By: /s/ Tom Saywell
                                            ------------------------------------
                                        Name: Tom Saywell
                                        Title: Authorized Signatory

Date: June 6, 2007

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                                INDEX TO EXHIBITS

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
Exhibit No.   Description                                                   Page
-----------   -----------                                                   ----
99.1          Assignment, Assumption and Recognition Agreement, dated as of June 1, 2007, among Merrill Lynch Mortgage Lending,
              Inc., as assignor, Merrill Lynch Mortgage Investors, Inc., as assignee, and WFB, as company.

99.2 Seller's Warranties and Servicing Agreement, dated as of November 1, 2006, between Merrill Lynch Bank, USA, as purchaser, and Wells Fargo Bank, N.A., as company.
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